Exhibit 10.29

                                 AMELIA VARELLA
                              EMPLOYMENT AGREEMENT
                    STEVE MADDEN - WHOLESALE WOMENS DIVISION

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TITLE                         Executive Vice President (of SML) -Wholesale Sales

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TERM                          EFFECTIVE 10/1/2004
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BASE SALARY                   $300,000 10/01/2004
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BONUS                         Within ninety days following the end of each
                              calendar year beginning December 31st, 2004 and every calendar year thereafter, the Company shall pay Exec. An annual cash bonus equal to 2% of the increase in the Company's wholesale divisions' EBIT of the fiscal year over the Company's wholesale divisions' EBIT of prior fiscal year.
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CASH COMPENSATION             If Executive still employed by company by
                              12/31/07, then she will be entitled to a cash compensation of $225,000 (75% of one year salary or 25% per year of contract) less any applicable taxes by law.
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CAR ALLOWANCE & INSURANCE     MONTHLY CAR AND INS. ALLOWANCE $1,250.00

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Convenant Not to Compete      The Executive recognizes that the service to be
                              performed by it hereunder is special and unique. In consideration of the compensation granted herein, Executive agrees that, in the event it either terminates this agreement of its own accord (without good cause) or it is terminated by the Company for cause prior to the expiration of this agreement, for a period of 12 months following such termination, Executive shall not engage in or accept employment with any competitive business for its special and unique services.

                                   If Executive terminates its relationship with
                              the Company prior to the expiration of the term, She agrees to forfeit and surrender any unpaid compensation without further liability to the Company.

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/s/ AMELIA NEWTON
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Amelia Newton


                                                /s/ JAMIE KARSON
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                                                Jamie Karson, C.E.O


                                                /s/ ARVIND DHARIA
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                                                Arvind Dharia, C.F.O